                                  EXHIBIT 99.2

             CORNELIUS NURSERIES, INC., TURKEY CREEK FARMS, INC. AND

                     WHOLESALE LANDSCAPE DISTRIBUTORS, INC.

                     CONDENSED COMBINED FINANCIAL STATEMENTS

             AS OF AND FOR THE NINE-MONTH PERIOD ENDED JUNE 30, 1999

                          INDEX TO FINANCIAL STATEMENTS

Condensed Combined Balance Sheet as of June 30, 1999.                          2

Condensed Combined Statement of Operations for the nine-month
 period ended June 30, 1999.                                                   3

Condensed Combined Statement of Cash Flows for the nine-month
   period ended June 30, 1999.                                                 4

Notes to condensed combined financial statements.                              5

             CORNELIUS NURSERIES, INC., TURKEY CREEK FARMS, INC. AND
                     WHOLESALE LANDSCAPE DISTRIBUTORS, INC.
                  CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                           ASSETS
                                                    JUNE 30,
                                                      1999
                                                    --------
Cash and cash equivalents                           $  1,548
Accounts receivable                                    2,611
Inventories                                            7,951
Deferred income taxes                                    111
Prepaids and other assets                                119
                                                    --------
     Total current assets                             12,340
                                                    --------
Property and equipment, net                            3,767
Deferred income taxes                                    706
Other assets                                           1,450
                                                    --------
     Total assets                                   $ 18,263
                                                    ========

            LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                                    $  3,120
Accrued expenses                                       2,079
Accrued income taxes                                     540
Current portion of long-term debt                         94
                                                    --------
Total current liabilities                              5,833
                                                    --------
Deferred rent payable                                     --
Long-term debt, net of current portion                 4,886
                                                    --------
     Total liabilities                                10,179
                                                    --------
Commitments and contingencies
Shareholders' equity:
   Common stock                                        4,800
   Additional paid-in capital                             99
   Retained earnings                                   2,720
                                                    --------
                                                       8,159
   Less: Treasury stock, at cost                         (75)
                                                    --------
     Total shareholders' equity                        8,084
                                                    --------
       Total liabilities and shareholders' equity   $ 18,263
                                                    ========


       See accompanying notes to condensed combined financial statements.

             CORNELIUS NURSERIES, INC., TURKEY CREEK FARMS, INC. AND
                     WHOLESALE LANDSCAPE DISTRIBUTORS, INC.
                   CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                            NINE-MONTH
                                           PERIOD ENDED
                                              JUNE 30,
                                               1999
                                           ------------
Net sales                                  $     19,214
Cost of goods sold                               10,380
                                           ------------
Gross profit                                      8,834
                                           ------------
Operating expenses                                6,272
Occupancy expenses                                   81
Advertising expenses                                164
Net interest expense                                135
Depreciation and amortization                       152
                                           ------------
Total expenses                                    6,804
                                           ------------

Income before provision for income taxes          2,030
Income tax expense                                  540
                                           ------------

Net income                                 $      1,490
                                           ============


       See accompanying notes to condensed combined financial statements.

             CORNELIUS NURSERIES, INC., TURKEY CREEK FARMS, INC. AND
                     WHOLESALE LANDSCAPE DISTRIBUTORS, INC.
                   CONDENSED COMBINED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)


                                                             NINE-MONTH
                                                            PERIOD ENDED
                                                              JUNE 30,
                                                                1999
                                                            ------------
Cash Flows from Operating Activities:
     Net income                                             $      1,490
     Adjustments to reconcile net income to net cash
       provided by operating activities:
           Depreciation                                              152
           Net change in operating assets and liabilities         (1,533)
                                                            ------------
Net cash provided by operating activities                            109

Cash Flows from Investing Activities:
     Additions to property and equipment                            (212)
                                                            ------------
Net cash used in investing activities                               (212)

Cash Flows from Financing Activities:
       Net borrowings of debt                                      1,287
                                                            ------------
Net cash provided by financing activities                          1,287

Net increase in cash                                               1,184
Cash at beginning of period                                          364
                                                            ------------

Cash at end of period                                       $      1,548
                                                            ============


       See accompanying notes to condensed combined financial statements.

             CORNELIUS NURSERIES, INC., TURKEY CREEK FARMS, INC. AND
                     WHOLESALE LANDSCAPE DISTRIBUTORS, INC.
                NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1. Basis of Presentation

         The interim financial statements contained herein have been prepared by Cornelius Nurseries, Inc., Turkey Creek Farms, Inc. and Wholesale Landscape Distributors, Inc. (together "Cornelius") pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position at June 30, 1999 and the results of operations and cash flows for the nine-month period ended June 30, 1999 have been made. Such adjustments are of a normal recurring nature.

         Because of seasonal and other factors, the results of operations and cash flows for the nine-month period ended June 30, 1999 are not necessarily indicative of expected results of operations and cash flows for the fiscal year ending September 30, 1999.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, these financial statements should be read in conjunction with the audited financial statements and related notes of Cornelius for the fiscal year ended September 30, 1998 included in this Form 8-K.

2. Wholesale Landscape Distributors, Inc.

         During the nine-month period ended June 30, 1999, Cornelius created Wholesale Landscape Distributors, Inc. consisting of its two wholesale landscape distribution centers, one in Houston and one near Austin. For the fiscal years ended September 30, 1998 and 1997 those centers were operated as Turkey Creek Distribution Centers, a division of Turkey Creek Farms, Inc.


  See notes to unaudited pro forma condensed consolidated financial information
                                       1